Exhibit 99.1

ProSomnus® Provides Business Update and Preliminary 2022 Revenue Guidance

Company commences execution of strategic growth initiatives following Initial Public Offering

SAN FRANCISCO, February 1, 2023 – ProSomnus, Inc. (“the Company”) (NASDAQ: OSA), a pioneer in precision medical devices for the treatment of Obstructive Sleep Apnea (OSA), today announced certain unaudited results for the quarter and full year ended December 31, 2022.

Preliminary 2022 Revenue Guidance and Recent Business Highlights

•	Revenue for the full year 2022 is expected to increase over 35% year-over-year from 2021
•	Surpassed 187,500 devices prescribed by healthcare providers
•	Commenced execution of multiple growth initiatives, including the expansion of direct sales team in the U.S. and Europe, the commercialization of our next generation sensor device, the relocation to a new manufacturing facility, and the development of marketing and medical affairs programs
•	Announced first patient enrolled in the Severe Obstructive Sleep Apnea (SOS) study
•	Announced full enrollment of patients with moderate to severe obstructive sleep apnea in the First Line Obstructive Sleep Apnea Treatment (FLOSAT) study
•	Began trading on the Nasdaq Stock Exchange in December under the ticker “OSA”

“We are extremely pleased with the progress the ProSomnus team achieved in 2022 across all business segments, including commercialization, manufacturing, new product development, and clinical data generation” said Len Liptak, Co-Founder and Chief Executive Officer of ProSomnus. “These efforts were capped by the initial public offering in December 2022, which we undertook to help advance our our vision of making our patient-preferred precision oral devices a first-line therapy to treat the global health emergency of obstructive sleep apnea. As we enter the next phase of growth, we remain highly focused on executing our global growth strategy and making precision oral devices a mainstay in treating and managing obstructive sleep apnea for millions of patients globally.”

The results described in this release are subject to revision until the Company reports its full financial results in its earnings announcement planned for late March.

About ProSomnus

ProSomnus (NASDAQ: OSA) is the first manufacturer of mass-customized Precision Oral Appliance Therapy (OAT) devices to treat OSA, which affects over 74 million people in North America and is associated with serious comorbidities, including heart failure, stroke, hypertension, morbid obesity and type 2 diabetes. ProSomnus’s patented devices are a more comfortable and less invasive alternative to Continuous Positive Airway Pressure (CPAP) therapy, and lead to more effective and patient-preferred outcomes. A growing body of research, including studies published by the Journal of Clinical Sleep Medicine and Military Medicine, suggests ProSomnus’s Precision OAT devices are an effective treatment for mild to moderate OSA. Additional clinical research has shown that ProSomnus’s Precision OAT devices can mitigate common dental side effects and improve economics for payers and providers. With more than 187,500 devices delivered, ProSomnus’s devices are the most prescribed Precision OAT in the U.S. ProSomnus’s FDA-cleared devices are authorized by the Department of Defense and the U.S. Army, and are often covered by medical insurance, Medicare, and social health programs in key international markets. To learn more, visit www.ProSomnus.com.

1.844.537-5337 | 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588 | ProSomnus.com

Important Notice Regarding Forward-Looking Statements

This Press Release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the parties’ perspectives and expectations, are forward-looking statements. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) the effect of the announcement or the business combination on ProSomnus’s business relationships, operating results and business generally; (ii) risks that the business combination disrupts current plans and operations of ProSomnus; (iii) the outcome of any legal proceedings that may be instituted against ProSomnus or Purchaser related to the business combination; (iv) changes in the competitive industries in which ProSomnus operates, variations in operating performance across competitors, changes in laws and regulations affecting ProSomnus’s business and changes in the combined capital structure; (v) the ability to implement business plans, forecasts and other expectations after the completion of the business combination, and identify and realize additional opportunities; (vi) the risk of downturns in the market and ProSomnus’s industry including, but not limited to, as a result of the COVID-19 pandemic; (vii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (viii) the risk of potential future significant dilution to stockholders resulting from lender conversions under the convertible debt financing; and (ix) risks and uncertainties related to ProSomnus’s business, including, but not limited to, risks relating to the uncertainty of the projected financial information with respect to ProSomnus; risks related to ProSomnus’s limited operating history, the roll-out of ProSomnus’s business and the timing of expected business milestones; ProSomnus’s ability to implement its business plan and scale its business, which includes the recruitment of healthcare professionals to prescribe and dentists to deliver ProSomnus oral devices; the understanding and adoption by dentists and other healthcare professionals of ProSomnus oral devices for mild-to-moderate OSA; expectations concerning the effectiveness of OSA treatment using ProSomnus oral devices and the potential for patient relapse after completion of treatment; the potential financial benefits to dentists and other healthcare professionals from treating patients with ProSomnus oral devices and using ProSomnus’s monitoring tools; ProSomnus’s potential profit margin from sales of ProSomnus oral devices; ProSomnus’s ability to properly train dentists in the use of the ProSomnus oral devices and other services it offers in their dental practices; ProSomnus’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; ProSomnus’s ability to expand internationally; the viability of ProSomnus’s intellectual property and intellectual property created in the future; acceptance by the marketplace of the products and services that ProSomnus markets; government regulations and ProSomnus’s ability to obtain applicable regulatory approvals and comply with government regulations, including under healthcare laws and the rules and regulations of the U.S. Food and Drug Administration; and the extent of patient reimbursement by medical insurance in the United States and internationally. A further list and description of risks and uncertainties can be found in Lakeshore’s initial public offering prospectus dated June 10, 2021 and in the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) subsequent thereto and in the Registration Statement on Form S-4 and proxy statement that has been filed with the SEC by Lakeshore in connection with the business combination, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and the Company and its subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

1.844.537-5337 | 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588 | ProSomnus.com

Investor Contact
Mike Cavanaugh
ICR Westwicke
Phone: +1.617.877.9641
Email: Mike.Cavanaugh@westwicke.com

Media Contact
Kyle Evans
ICR Westwicke
Phone: +1.646.277.1295
Email: Kyle.Evans@westwicke.com

1.844.537-5337 | 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588 | ProSomnus.com